DECHERT
                              30 ROCKEFELLER PLAZA
                               NEW YORK, NY 10112




                                  June 14, 2001



VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:      THE MAINSTAY FUNDS, SEC FILE NOS. 033-02610, 811-04550

Dear Sir or Madam:

         Enclosed herewith for filing on behalf of The MainStay Funds, a registered open-end management investment company (the "Trust"), in accordance with Rule 497(e) under the Securities Act of 1933, as amended, is a supplement, dated June 12, 2001, to the Trust's prospectus, dated May 1, 2001 (the "Prospectus"). The Prospectus for the Trust was included with Post-Effective Amendment No. 56 to the Trust's Registration Statement on Form N-1A, filed electronically with the Commission on May 1, 2001. This supplement relates specifically to the MainStay California Tax Free Fund and the MainStay New York Tax Free Fund, two of the series of the Trust.

          No fees are required in connection with this filing. If you have any questions or comments in connection with the foregoing, please call me at 212.698.3503.

                                                     Sincerely,

                                                     /s/ Tara A. Farrelly
                                                     Tara A. Farrelly






Enclosures
cc:      Jill R. Whitelaw, Esq.
         Carla Vogel, Esq.

                               THE MAINSTAY FUNDS

                        MainStay California Tax Free Fund
                         MainStay New York Tax Free Fund


                         Supplement dated June 12, 2001
                       to the Prospectus dated May 1, 2000


     The Board of Trustees of The MainStay Funds (the "Trust") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the MainStay California Tax Free Fund and the MainStay New York Tax Free Fund (the "Funds"), effective June 12, 2001. Management's recommendation to the Board to approve the Plan was based on the failure of each Fund to reach expected asset levels, making it difficult to operate each of the Funds efficiently. As a result, the Board of Trustees has concluded that it is in the best interests of shareholders to liquidate each of the Funds.

     In connection with the proposed liquidation and dissolution of the Funds, the Board has directed the Trust's distributor to cease offering shares of each of the Funds effective as of June 12, 2001. On and after that date, however, shareholders may continue to reinvest dividends and distributions in the Funds, redeem their shares, or exchange their shares for shares of other MainStay Funds until the liquidation.

         It is anticipated that each of the Funds will liquidate no later than July 27, 2001. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of their respective Funds.